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EXHIBIT 99.4


                 AGREEMENT OF SETTLEMENT ON STIPULATED JUDGMENT
                 ----------------------------------------------


                  This Agreement of Settlement on Stipulated Judgment ("Agreement") is made and entered into this 29th day of August, 2003 ("Effective Date"), by and between RESEARCH VENTURE, LLC (hereinafter "Research" or "Plaintiff"), on the one hand, and SSP SOLUTIONS, INC. (hereinafter "SSP" or "Defendant"), on the other hand.


                                    RECITALS:
                                    ---------

                  1. On or about October 23, 2002, Research and SSP entered into that certain STIPULATION FOR ENTRY OF JUDGMENT ("Stipulation") in the case styled RESEARCH VENTURE, LLC V. SSP SOLUTIONS, INC., ET AL, in the Orange County Superior Court bearing Case No. 02CC10109 (consolidated with Case No. 02CC10111)(the "Action"). On December 18, 2002, SSP filed a registration statement on Form S-3 (the "Registration Statement" with the Securities and Exchange Commission (the "SEC") covering the resale of the Old Shares (as hereinafter defined).

                  2. Pursuant to the Stipulation, on or about August 11, 2003, the Court entered Judgment in the Action in favor of Research against SSP (the "Judgment").

                  3. The parties hereto, in entering into this Agreement, desire to resolve any and all issues between them, including, but not limited to, any issues with respect to the Judgment, except such rights, obligations, duties and/or liabilities as may be created by this Agreement.

                  NOW, THEREFORE, in furtherance of the Recitals above, and pursuant to the terms, covenants and conditions hereinafter, the parties agree as follows:

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                                   AGREEMENT:
                                   ----------

                  1. On or before 2:00 p.m. Eastern Standard Time, Friday, August 29, 2003, SSP shall deliver to Research the following (the "August 29th Deliveries"):

                           (a) 1,056,242 shares of common stock of SSP ("Old
Shares), which shall be duly authorized, validly issued, fully paid and nonassessable. The Old Shares are represented by the following stock certificates, delivery of which is hereby acknowledged by Research:

----------------------------------------- --------------------------------
           CERTIFICATE NUMBER                 NUMBER OF SHARES
----------------------------------------- --------------------------------
S0107                                          959,323
----------------------------------------- --------------------------------
S0119                                            4,615
----------------------------------------- --------------------------------
S0118                                          11,538
----------------------------------------- --------------------------------
S0140                                          11,538
----------------------------------------- --------------------------------
S0144                                          11,538
----------------------------------------- --------------------------------
S0152                                          11,538
----------------------------------------- --------------------------------
S0163                                          11,538
----------------------------------------- --------------------------------
S0167                                          11,538
----------------------------------------- --------------------------------
S0169                                          11,538
----------------------------------------- --------------------------------
S0181                                          11,538
----------------------------------------- --------------------------------
TOTAL:                                      1,056,242
----------------------------------------- --------------------------------


                           (b) The sum of $865,000.00, delivered by wire
transfer in immediately available United States funds, in accordance with the instructions attached hereto marked as Exhibit "A".

                           (c) A stock certificate representing 414,450 shares
of common stock of SSP ("New Shares") representing the sum of $373,005.00 calculated at a per share price of $0.90. The New Shares shall be duly authorized, validly issued, fully paid and nonassessable.

                           (d) Duly executed Lease Surrender and Termination
Agreement for the real property located at 9012 Research Drive, Irvine, California, a copy of which is attached hereto marked as Exhibit "B".

                           (e) Duly executed Amended Stipulation for Entry of
Judgment, a copy of which is attached hereto marked as Exhibit "C".

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                  2. In the event SSP fails to timely make any of the August
29th Deliveries to Research as and when required herein, time being of the essence, this Agreement and all exhibits shall be automatically void and of no force or effect, without any further act whatsoever on the part of Research, or any party hereto, and the parties hereto acknowledge and agree that each party shall be in the position said party was prior to this Agreement and shall have any and all rights, claims and/or obligations that existed prior to this Agreement.

                  3. Simultaneously with SSP's August 29th Deliveries, Research shall deliver to SSP the original of the Note, a copy of which is attached hereto marked as Exhibit "D", marked cancelled.

                  4. Within two (2) business days of SSP's delivery of the money, stock, and documents described in paragraph 1 of this Agreement, Research shall deliver to SSP a Stipulation to Vacate Judgment, executed by Research's counsel, in the form attached as Exhibit "E". SSP shall cause the fully executed Stipulation to Vacate Judgment to be filed with the Court. In the event the Court fails or refuses to enter an order vacating the Judgment as requested, Research and SSP and their respective counsel agree to work cooperatively, in good faith, and as expeditiously as possible to effectuate the intent of this Agreement and to effectuate such reasonable alternative procedure as the Court may order.

                  5. Except for the obligations under this Agreement, including any Exhibit hereto, Research and SSP hereby release and forever discharge one another and their respective assignees, transferees, principals, partners, officers, directors, employees, servants, subsidiaries, parents, successors, agents, attorneys and representatives, from any and all claims, demands, damages, debts, liabilities, obligations, contracts, agreements, causes of action, suits and costs, of whatever nature, character or description, whether

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known or unknown, anticipated or unanticipated, which they may have or may hereafter have or claim to have against one another by reason of any matter or omission arising from any cause whatsoever prior to the Effective Date of this Agreement, including, but not limited to, any of the matters which arise out of, directly or indirectly, or are in any way connected with or mentioned in (i) the Action; or (ii) any matter referred to in Paragraph 1 herein.

                           Except as expressly set forth in this Agreement, it
is the intention of the parties in executing this Agreement that this Agreement shall be effective as a full and final accord and satisfaction and general release from any and all matters released hereunder. In furtherance of this intention, the parties acknowledge that each is familiar with Section 1542 of the California Civil Code, which provides as follows:

                           "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which is known by him must have materially affected his settlement with the debtor."

                           The parties do hereby waive and relinquish all rights
and benefits which each has or may have had under Section 1542 of the California Civil Code with respect to the subject matter of this Agreement. It is understood by the parties that if the facts or law with respect to which the foregoing general release is given hereafter turn out to be other than or different from the facts or law in that connection not known to be or believed by either party to be true, then each party hereto expressly assumes the risk of the facts or law turning out to be so different, and agrees that the foregoing release shall be in all respects effective and not subject to termination or rescission based upon differences in facts or law.

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                  6. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original Agreement, and all of which shall constitute one agreement to be effective as of the Effective Date.

DATED: August 29, 2003              RESEARCH VENTURE, LLC, a limited liability
                                    company

                                    By:      /S/ JACK J. KESSLER
                                       -----------------------------------------
                                             Its:     MEMBER/MANAGER
                                                 -------------------------------
DATED:  August 29, 2003             SSP SOLUTIONS, INC., a Delaware corporation,
                                    formerly known as LITRONIC INC.

                                    By:      /S/ THOMAS E. SCHIFF
                                       -----------------------------------------
                                             Its:     CFO
                                                 -------------------------------



APPROVED AS FORM:

DUBIA, ERICKSON, TENERELLI & RUSSO, LLP

By:      /S/ MICHAEL R. TENERELLI
   ----------------------------------------------
         Michael R. Tenerelli
         Attorneys for Plaintiff Research Venture



RUTAN & TUCKER, LLP

By:      /S/ MICHAEL T. HORNAK
   ----------------------------------------------
         Michael T. Hornak
Attorneys for Defendant SSP Solutions, Inc.


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